First

Mutual

Bancshares

BYLAWS OF FIRST MUTUAL BANCSHARES, INC.

Readopted by the Board of Directors, June 21, 2006.

ARTICLE I

Shareholders

SECTION 1.  Place of Meetings. All annual and special meetings of shareholders shall be held at the principal office of the First Mutual Bancshares, Inc. (the "Corporation") or at such other place within or without the State of Washington as the Board of Directors may determine and as designated in the notice of such meeting. Whenever specifically permitted by the Chairman of the meeting, shareholders may participate in shareholders' meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting may hear each other during the meeting. Participation by such means shall constitute presence in person at such meeting.

SECTION 2.  Annual Meeting. A meeting of the shareholders of the Corporation for the election of Directors and for the transaction of any other business of the Corporation shall be held annually on the fourth Thursday in each April, unless that date is a legal holiday, in which case the meeting shall be held on the first business day thereafter, or at such other date and time prior to May 15 as the Board of Directors may determine.

SECTION 3.  Special Meetings. Special meetings of the shareholders for any purpose or purposes may be called at any time by the President, or a majority of the Board of Directors, and shall be called by the President or the Secretary upon the written request of the holders of not less than one-fourth of all the outstanding capital stock of the Corporation entitled to vote at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered at the principal office of the Corporation addressed to the President or the Secretary. Except as otherwise determined by the Board of Directors, such written request must be received by the President or Secretary more than 60 days in advance of the date requested for the special meeting.

SECTION 4.  Conduct of Meetings. Annual and special meetings shall be conducted in accordance with such rules as may be established by the Board of Directors or these Bylaws. The Board of Directors shall designate, when present, the President to preside at such meetings. Without limitation, the Board of Directors, through the rules adopted, and the Chairman of the meeting in the conduct thereof, may restrict or limit the debate of issues and the question period to allow the efficient conduct of the meeting and the accomplishment of the essential business to come before the meeting.

SECTION 5.  Notice of Meeting. Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be delivered by the Secretary or the officer performing his or her duties, not less than 10 days nor more than 60 days before the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the U.S. mail, addressed to the shareholder at his or her address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6 of this Article I, with postage thereon prepaid. If a shareholder be present at a meeting, or in writing waive notice thereof before or after the meeting, notice of the meeting to such shareholder shall be unnecessary. When any shareholders' meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken.

SECTION 6.  Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders, or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of shareholders. Such date in any case shall be not more than 60 days, and in the case of a meeting of shareholders, not less than 10 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

SECTION 7.  Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. If less than a quorum is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The shareholders present at a lawful meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 8.  Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his or her duly authorized attorney in fact; or authorizing another person or persons to act for the shareholder as proxy by transmitting or authorizing the transmission of a recorded telephone call, voice mail, or other electronic transmission to the Corporation or the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive the transmission, provided that the transmission must either set forth or be submitted with information, including any security or validation controls used, from which it can reasonably be determined that the transmission was authorized by the shareholder. If it is determined that the transmission is valid, the inspectors of election or, if there are no inspectors, any officer or agent of the Corporation making that determination on behalf of the Corporation shall specify the information upon which they relied. The Corporation shall require the holders of proxies received by transmission to provide to the Corporation copies of the transmission and the Corporation shall retain copies of the transmission for at least 60 days. Proxies solicited on behalf of the management shall be voted as directed by the shareholder or, in the absence of such direction, as determined by a majority of the Board of Directors. No proxy shall be valid after 11 months from the date of its execution.

In order to be valid, any proxy form not supplied by the Corporation must contain all the identifying information found on the Corporation's form of proxy and must be presented to the Secretary before the beginning of the meeting. A presented proxy or other written direction which revokes a proxy previously delivered to the Corporation must so state. Votes may only be cast by proxy delivered prior to the meeting, or by full completion of a written ballot supplied by the Corporation during the meeting. A vote properly cast at the meeting will revoke any previous proxy cast on the issue in question.

SECTION 9. Voting Lists. At least 10 days before each meeting of the shareholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall prepare an alphabetical list of all its shareholders on the record date who are entitled to vote at the meeting or any adjournment thereof, arranged by voting group, and within each voting group by class or series of shares, with the address of and the number of shares held by each, which record for a period of 10 days prior to the meeting shall be kept on file at the principal office of the Corporation or at a place identified in the meeting notice. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder, shareholder's agent or shareholder's attorney at any time during the meeting or any adjournment thereof. Failure to comply with the requirements of this Section 8 of Article II shall not affect the validity of any action taken at the meeting.

SECTION 10.  Voting of Shares in the Name of Two or More Persons. When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the shareholders of the Corporation, any one or more of such shareholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

SECTION 11.  Voting of Shares by Certain Holders. Shares standing in the name of another Corporation may be voted by any officer, agent or proxy as the Bylaws of such Corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such Corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name, if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

SECTION  12. Voting. Every shareholder entitled to vote at any meeting shall be entitled to one vote for each share of stock held by him or her. Unless otherwise provided in the Articles of Incorporation, by Statute, or by these Bylaws, a majority of those votes cast by shareholders at a lawful meeting shall be sufficient to pass on a transaction or matter.

SECTION 13. Shareholder Proposals.  All shareholders shall be entitled to consider all matters upon which they are entitled to vote. Accordingly, proposals from shareholders shall not be considered at an annual meeting unless they are submitted to the Secretary of the Corporation in writing not later than the first day of December preceding the annual meeting at which the matter is proposed for consideration, or such earlier date as the Board determines is the date 120 calendar days in advance of the date one year later than the date of mailing the previous year's proxy statement. No proposals from the floor of an annual meeting shall be entertained. The Corporation shall give notice of any shareholder proposal timely received and which is for a proper corporate purpose in its notice of the annual meeting. No proposal shall be considered at a special meeting unless it is included in the notice thereof. For business to be properly brought before a meeting by a shareholder, the shareholder proposal shall provide the following information as to each matter the shareholder proposes to bring before the meeting: (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and address, as they appear on the Corporation's books, of the shareholder proposing such business and the number of shares that are beneficially owned by such shareholder; (iii) any substantial interest of the shareholder in such business; and (iv) any other information required pursuant to the rules and regulations promulgated under the Securities Exchange Act of 1934 relating to shareholder proposals.

ARTICLE II

Board of Directors

SECTION 1.  General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

SECTION 2.  Number, Term and Election. The Board of Directors shall consist of not less than nine members nor more than 11 members, as shall from time to time be determined by resolution of the Board of Directors. The Board of Directors shall be divided into three classes as nearly equal in term as possible. The members of each class shall be elected by the shareholders for a term of three years and until their successors are elected and have qualified. One class shall be elected by ballot annually. The shareholders of the Corporation shall not be entitled to cumulative voting at any election of Directors. In any election of Directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of Directors to be elected by such shares.

SECTION 3.  Place of Meetings; Participation. All meetings of the Board shall be held at the principal office of the Corporation in Bellevue, Washington, or such other place within or without the State of Washington as may be approved by a majority of the Board of Directors. Whenever permitted by the Chairman of the meeting, members of the Board of Directors may participate in board meetings or committee meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other.

SECTION 4.  Regular Meetings. Regular meetings of the Board of Directors shall be held at 3:00 p.m. on the fourth Thursday of each month, except for the months of May and

August, unless that date is a legal holiday, in which case the meeting shall be held on the first business day thereafter at the same hour. The President, with the approval of the majority of the Board, and upon notice as provided in Section 6 of this Article, may change the date of any regular meeting to any other day, or hour of the day, within the month provided for such meeting, and may change the place thereof if such approval is given as provided in Section 3 of this Article.

SECTION 5.  Special Meetings. A special meeting of the Board of Directors may be called at any time by the President when in his or her opinion it is necessary or expedient, or by the Secretary on the written request of three members of the Board.

SECTION 6.  Notice of Meeting. Notice of a special, or change of regular, meeting of the Board shall be given by the Secretary by mail, electronic form or telephone of the time, place and purpose of the meeting, to each Director at his or her last known address in time to enable the Director, after receipt thereof, to conveniently reach the place of meeting at the appointed time; provided that notice of any meeting at other than the Corporation's principal office shall not be less than 48 hours prior to the meeting. Attendance by a Director at a meeting shall constitute a waiver of notice thereof, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 7.  Quorum. A quorum at any regular or special meeting of the Board shall consist of a majority of the whole Board of Directors then serving, but not less than five members thereof; but less than a quorum shall have power to adjourn any meeting of the Board, from time to time, until the next regular meeting hereof.

SECTION 8.  Organization. Unless the Board of Directors shall by resolution otherwise provide, the Chairman shall act as chairman at all meetings of the Board of Directors, or in the Chairman's absence the Vice Chairman, and such other officer or Director as may be designated by the Board shall act as secretary at all such meetings.

SECTION 9.  Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is prescribed by these Bylaws or the Articles of Incorporation.

SECTION 10. Presumption of Assent. A Director who is present at a meeting of the Board of Directors where action is taken shall be presumed to have assented to the action taken unless such Director's dissent shall be entered in the minutes of the meeting or unless such Director shall file his or her written dissent to such action with the person acting as secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

SECTION 11.  Action Without a Meeting. Any action required or permitted to be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be obtained from all of the Directors. The record of such action shall be filed with board minutes in the corporate file.

SECTION 12.  Vacancies. Any vacancy occurring in the Board of Directors, whether resulting from the resignation or inability to serve of an existing Director or from an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors although less than a quorum of the Board of Directors. A Director elected to fill a vacancy resulting from the resignation or inability to serve (including by reason of death) of an existing Director shall serve for the remainder of the term of the resigning, deceased or incapacitated Director. The existence of a vacancy on the Board of Directors shall not impair the authority of the remaining Directors to act in any manner authorized by law.

SECTION 13.  Removal of Directors. A Director may be removed from office for the causes and in the manner provided by law.

SECTION 14.  Qualifications. A person shall not be a Director of this Corporation if that individual: (1) is not a resident of the State of Washington; (2) has been adjudicated a bankrupt or has taken the benefit of any insolvency law or has made a general assignment for the benefit of creditors; (3) has suffered a judgment for a sum of money which has remained unsatisfied of record or unsecured on appeal for a period of more than three months; (4) is a director, officer, clerk or other employee of any unaffiliated bank, trust company, national banking association or insured depository institution No person shall be eligible for election as a Director of this Corporation who is 75 years of age or more.

SECTION 15.  Compensation of Directors. The Board of Directors shall fix the compensation for Directors by affirmative vote of a majority of all the Directors. A Director receiving compensation from the Corporation for service as an officer shall not receive any additional compensation from the Corporation for service as a Director.

SECTION 16.  Chairman of the Board. The Board of Directors may elect a Chairman and Vice Chairman of the Board. The Chairman of the Board of Directors shall preside at meetings of the Board of Directors. In the Chairman's absence, the Vice Chairman shall preside at meetings of the Board of Directors. In the absence of both the Chairman and the Vice Chairman, the President shall preside at meetings of the Board of Directors.

SECTION 17.  Emergency in the Event of Disaster. In the event there shall occur and be declared by appropriate governmental authority a state of disaster which shall be of such severity as to prevent the conduct and management of the affairs and business of the Corporation by its Board and officers as otherwise provided in these Bylaws, any three available Directors shall constitute a Special Committee for the full conduct and management of the affairs and business of the Corporation and any two shall constitute a quorum of such committee. If, in any emergency, any authorized place of business of this Corporation shall be unable to function because of this emergency, the business ordinarily conducted at such location may be relocated elsewhere, in addition to or in lieu of the locations theretofore authorized.

SECTION 18. Transactions with Interested Persons. Insofar as not prohibited by applicable law or rules, including the rules of the Nasdaq Stock Market, Inc. applicable to the Corporation, no contract or other transaction between the Corporation and one or more of its Directors or any other corporation, partnership, association or other organization in which one or more of its Directors or officers are directors, officers or similar officials, or have a financial interest, shall be either void or voidable solely because of such relationship or interest, or solely because such Director or Directors are present at or participate in the meeting of the Board of

Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or solely because his, her or their votes are counted for such purpose, if the contract or transaction is fair and reasonable to the Corporation and if either:

A. The material facts as to such relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or appropriate committee which, in good faith, authorizes, approves or ratifies such contract or transaction by the affirmative vote or consent of a majority of the disinterested Directors even though the disinterested Directors are less than a quorum; or

B. The material facts as to such relationship or interest and as to such contract or transaction are disclosed or are known to the shareholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote or written consent of the shareholders; or

C. The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors or a committee thereof or by the shareholders. Interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors that authorizes the contract or transaction.

ARTICLE III

Committees

SECTION 1.  Standing and Other Committees. Standing or temporary committees and subcommittees may be elected from its own number by the Board of Directors from time to time by resolution of the Board of Directors. The Board of Directors may from time to time vest such committees with such powers as it may see fit, subject to such conditions as may be prescribed by the Board. All committees so elected shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose. The designation of any such committee and the delegation of authority thereto shall not relieve the Board of Directors or any member thereof of any responsibility imposed by law.

SECTION 2.  Audit Committee. At the meeting of the Board following the annual meeting of shareholders each year, an Audit Committee of not less than three Directors, none of whom shall be officers or salaried employees of the Corporation and all of whom shall be "independent" within the meaning of the rules of the Nasdaq Stock Market, Inc., shall be elected. The Board of Directors shall adopt and review, at least annually, an Audit Committee Charter. It shall be the duty of the Audit Committee to guide and review the financial reporting processes of the Corporation, including the audits of the Corporation's financial statements, and shall be responsible for the oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation. The Audit Committee may employ such assistance and advisors as it deems necessary or appropriate, and shall appoint and provide for compensation and oversight of an independent certified public accounting firm to perform such examinations on behalf of the Committee. The Corporation shall compensate any such advisors and auditor as directed by the Audit Committee. A report of the result of each such examination shall be presented to the Board of Directors at its regular meeting which shall be held within 30 days after completion of such examinations. The Audit Committee shall make such other examinations as the Board of Directors may require.

SECTION 3.  Nominations and Corporate Governance Committee. At the meeting of the Board following the annual meeting of shareholders each year, a Nominations Committee of not less than three Directors, none of whom shall be officers or salaried employees of the Corporation and all of whom shall be "independent" within the meaning of the rules of the Nasdaq Stock Market, Inc., shall be elected. The Board of Directors shall adopt and review, at least annually, a Nominations Committee Charter. The Nominations Committee shall recommend to the full Board of Directors the candidates for the slate of nominees for election as Directors at the annual meeting and, as appropriate, candidates to fill vacancies on the Board of Directors. The work of the Nominations Committee shall be conducted, pursuant to the Charter, at one or more meetings within the fourth calendar quarter of each year, and at such other meetings as it finds advisable. The Committee shall consider for nomination as Directors individuals recommended by shareholders if such nominations are received by the Corporate Secretary in writing at least 120 days before the anniversary of the mailing of the previous year's proxy materials as stated in the proxy statement. No nominations from the floor of any annual shareholders meeting shall be entertained, and any vote for a nominee not reviewed by the Nominations Committee shall be void and not counted.

SECTION 4.  Compensation and Stock Option Committee. At the meeting of the Board following the annual meeting of shareholders each year, a Compensation Committee of not less than three Directors, none of whom shall be officers or salaried employees of the Corporation and all of whom shall be "independent" within the meaning of the rules of the Nasdaq Stock Market, Inc., shall be elected. The Compensation Committee shall fix and determine the salary and other compensation and benefits of the executive officers of the Corporation.

SECTION 5.  Quorum. A majority of the members of a committee then serving shall be necessary at all meetings to constitute a quorum for the transaction of business.

SECTION 6.  Vacancies. In case of death, resignation or incapacity of any member of a committee, that member's place shall be filled for the remainder of the term as soon as practicable in the manner prescribed for original selection.

ARTICLE IV

Officers and Employees

SECTION 1.  Officer Designations. The Board of Directors shall elect from their number a Chairman of the Board and a Vice Chairman of the Board. In addition, the Directors shall elect from their number, or otherwise, a President and such other officers as the Board believes to be appropriate.

SECTION 2.  Chairman of the Board. The Chairman of the Board, or in the Chairman's absence, the Vice Chairman of the Board shall preside at all meetings of the Board of Directors and shall have all powers and perform the duties incidental to the office or those assigned to the Chairman from time to time by the Board of Directors.

SECTION 3.  President. The President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction of the Board, have such authority and such duties as shall be determined from time to time by the Board of Directors. The President shall also preside over meetings of the Board in the absence of the Chairman of the Board and the Vice Chairman of the Board. The President shall, subject to the direction of the Board, have authority to designate and appoint officers having the title Vice President or Assistant Vice President.

SECTION 4.  Vice Presidents. The Executive Vice Presidents, Senior Vice Presidents, other Vice Presidents and Assistant Vice Presidents as may be designated at any time or from time to time shall perform such duties and exercise such authority as may be designated by the Board of Directors, the Chairman of the Board, the President or another officer of the Corporation assigned to supervise the activities of such officers.

In the absence or disability of the Chairman of the Board, the Vice Chairman of the Board, and the President, the Executive Vice Presidents, Senior Vice Presidents and other Vice Presidents shall perform the duties of those officers in the order of their priority of status.

SECTION 5.  Secretary. The Secretary shall attend meetings of the Board and the meetings of such committees of the Board as may be requested and keep the minutes of such meetings. The Secretary shall give such notices to the Directors as may be required by law or by these Bylaws and shall have the custody of the corporate seal and the contracts, papers and documents belonging to the Corporation. The Secretary shall have such powers as usually appertain to the office of Secretary and perform such other duties as may from time to time be assigned by the Board of Directors, the Chairman of the Board or the President. The Assistant Secretary or Assistant Secretaries, in the order designated by the Board, shall perform all of the duties of Secretary during the absence or disability of the Secretary and at other times may perform such other duties as are directed by the Board of Directors, the Chairman of the Board, the President or the Secretary.

SECTION 6.  Treasurer. The Treasurer shall be the Corporation's Chief Financial Officer and shall have control of the money, securities and other property of the Corporation and shall keep regular books of account. The Treasurer shall disburse the funds of the Corporation in payment of the just demands against the Corporation or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required in an account of all the Treasurer's transactions and of the financial condition of the Corporation. The Treasurer shall perform all other duties incidental to the office or that are properly required of the Treasurer by the Board of Directors. The Assistant Treasurer or Assistant Treasurers, as may be designated by the Board of Directors, shall perform all of the duties of the Treasurer in the absence or disability of the Treasurer and at other times may perform such other duties as are directed by the Board of Directors, the Chairman of the Board, the President or the Treasurer.

SECTION 7.  Other Officers. Additional officers elected by the Board of Directors shall exercise such powers and perform such duties as shall be required by law or determined from time to time by the Board of Directors, the Chairman of the Board or the President.

SECTION 8.  Delegation. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or any Director or other person whom it may select.

SECTION 9.  Contracts and Satisfactions. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and that authority may be general or confined to specific instances.

SECTION 10.   Term and Removal. The officers of the Corporation shall hold office until their successors are chosen and qualify. Any officer elected by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the whole Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed, unless such removal is effected following written notice of objection to such officer by an appropriate regulatory authority.

SECTION 11.  Vacancies. Vacancies in any office arising from any cause may be filled by the Board of Directors at any regular or special meeting of the Board.

SECTION 12.   Unauthorized Compensation. If an officer or employee of this Corporation receives any compensation with respect to any loan made by this Corporation which that individual is not authorized by the Board to retain, the officer or employee shall immediately pay the same over to the Corporation.

SECTION 13.  Restrictions on Officers. An officer of this Corporation shall not:

A. Personally or as agent or partner of another, directly or indirectly, use any of the funds or deposits held by this Corporation, except to make such current and necessary payments as are authorized by the Board; or

B. Receive, directly or indirectly, and retain any commission on or benefit from any loan made by this Corporation or pay or emolument for services rendered to any borrower by the Corporation in connection with such loan, except as authorized by the Board.

SECTION 14.   Fidelity Bonds. The Board of Directors by resolution may require any and all of the officers and employees of the Corporation to give bonds to the Corporation, with sufficient surety or sureties, conditioned for the faithful performance of the duties of their respective offices and to comply with such other conditions as may from time to time be required by the Board of Directors. Such security may be accepted from any company authorized to furnish fidelity bonds and doing business under the laws of the State of Washington, and premiums therefore may be paid as a necessary expense of the Corporation.

ARTICLE V

Indemnification of Officers, Directors, Employees and Agents

SECTION 1.  Definitions. As used in this Article:

A. "Action" means any actual or threatened claim, suit or proceeding, whether civil, criminal, administrative or investigative.

B. "Another Enterprise" means a corporation (other than the Corporation), partnership, joint venture, trust, association, committee, employee benefit plan or other group or entity.

C. "Corporation" means First Mutual Bancshares, Inc. and any predecessor to it and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger.

D. "Director or Officer" means each person who is serving or who has served as a Director of the Corporation or an officer of the Corporation elected by the Board of Directors or, at the request of the Corporation, as a director, officer, partner, trustee, employee or agent of Another Enterprise.

E. "Indemnitee" means each person who was, is or is threatened to be made a party to or is involved (including without limitation, as a witness) in an Action because the person is or was a Director or Officer of the Corporation.

F. "Loss" means loss, liability, expenses (including attorneys' fees), judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement, actually and reasonably incurred or suffered by Indemnitee in connection with an Action.

SECTION 2.  Right to Indemnification. The Corporation shall indemnify and hold harmless each Indemnitee (and may indemnify and hold harmless any other officer or any employee or agent of the Corporation) against all Loss except for Losses arising out of: (a) the Indemnitee's acts or omissions finally adjudged to be intentional misconduct or a knowing violation of law or acts or omissions where the Indemnitee was not acting in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation; or (b) proceedings subject to RCW 23B.08.510(4). Except as provided in Section 4 of this Article V, the Corporation shall not indemnify an Indemnitee in connection with an Action (or part thereof) initiated by the Indemnitee unless such Action (or part thereof) was authorized or was reasonably believed to have been authorized by the Board of Directors of the Corporation. If, after the effective date of this Article, the Washington Business Corporation Act is amended to authorize further indemnification of directors or officers, then Directors of this Corporation and Officers elected by the Board of Directors of this Corporation shall be indemnified to the fullest extent permitted by the Washington Business Corporation Act, as so amended.

SECTION 3.  Burden of Proof and Procedure for Payment.

A. The Indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (including a claim for expenses incurred in defending any Action in advance of its final disposition, where the undertaking in B. below has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the Indemnitee is so entitled.

B. The right to indemnification conferred in this Article shall include the right to be paid by the Corporation all expenses (including attorneys' fees) incurred in defending any

Action in advance of its final disposition; provided, however, that the payment of such expenses in advance of the final disposition of an Action shall be made upon delivery to the Corporation of an undertaking, by or on behalf of such Director or Officer, to repay all amounts so advanced if it shall ultimately be determined that such Director or Officer is not entitled to be indemnified under this Article or otherwise.

SECTION 4.  Right of Indemnitee to Bring Suit. If a claim under this Article is not paid in full by the Corporation within 60 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the Indemnitee shall be entitled to be paid also the expense of prosecuting such claim. Neither the failure of the Corporation (including its Board of Directors, its shareholders or independent legal counsel) to have made a determination prior to the commencement of such Action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors, its shareholders or independent legal counsel) that the Indemnitee is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the Indemnitee is not so entitled.

SECTION 5.  Nonexclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending an Action in advance of its final disposition conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested Directors or otherwise.

SECTION 6.  Insurance, Contracts and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or Another Enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Washington Business Corporation Act. The Corporation may, without further corporate action, enter into contracts with any Director or Officer of the Corporation in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

SECTION 7.  Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors from time to time, provide indemnification and pay expenses in advance of the final disposition of an Action to employees and agents of the Corporation with the same scope and effect as the provisions of this Article with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation or pursuant to rights granted pursuant to, or provided by, the Washington Business Corporation Act or otherwise.

SECTION 8.  Contract Right. Rights of indemnification under this Article shall continue as to an Indemnitee who has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors and administrators. The right to indemnification conferred in this Article shall be a contract right upon which each Director or Officer shall be presumed to have relied in determining to serve or to continue to serve as such. Any amendment to or repeal of this Article shall not adversely affect any right or protection of a Director or Officer of the

Corporation for or with respect to any acts or omissions of such Director or Officer occurring prior to such amendment or repeal.

SECTION 9.  Severability. If any provision of this Article or any application thereof shall be invalid, unenforceable or contrary to applicable law, the remainder of this Article, or the application of such provisions to persons or circumstances other than those as to which it is held invalid, unenforceable or contrary to applicable law, shall not be affected thereby and shall continue in full force and effect.

SECTION 10. Further Indemnification. Reference is made to the adoption of indemnity statutes at RCW 23B.08.500-600. To the extent these statutes, or any successor statute within the Washington Business Corporation Act or the Federal Bank Holding Company Act, as in effect from time to time, create rights of indemnification for officers and directors broader than contained in the balance of the Bylaws within this Article V, such additional or further indemnification is approved and made a part of this Bylaw.

SECTION 11. Limits on Indemnification. Rights of indemnification under this Article shall be subject to the prohibited indemnification payments provision of the FDIC Regulations, 12 CFR, Part 359.3, as it may be amended from time to time, and the Corporation shall not make any prohibited indemnification payment as that term is defined in such Regulation.

ARTICLE VI

Certificates for Shares and Their Transfer

SECTION 1.  Certificates for Shares. Certificates representing shares of capital stock of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or Vice President and attested by the Secretary or an Assistant Secretary. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or registered by a registrar, other than the company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation. All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for the like number of shares shall have been surrendered and canceled, except that in case of a lost or destroyed certificate, a new certificate may be issued therefore upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2.  Transfer of Shares. Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the Corporation. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name of shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

ARTICLE VII

Fiscal Year; Annual Audit

The fiscal year of the Corporation shall end on the last day of December of each year. The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by the Audit Committee of the Board of Directors.

ARTICLE VIII

Dividends

Dividends upon the stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in stock.

ARTICLE IX

Corporate Seal

This Corporation need not have a corporate seal. If the Board of Directors adopts a corporate seal, the seal of the Corporation shall be circular in form and consist of the name of the Corporation, the state and year of incorporation, and the words "Corporate Seal."

ARTICLE X

Conformity

Any article, section or provision of these Bylaws which shall be in conflict with any laws or regulations relating to or governing this Corporation or the activities thereof shall be deemed amended to conform therewith. Whether or not specifically provided in these Bylaws, this Corporation, its Board of Directors and its officers shall have all authority, control, management and power granted to or provided for corporations by the laws of the State of Washington and any other laws now or hereafter in effect. If any provision of these Bylaws should be held invalid or in violation of any law or regulation, it shall not affect the validity of the remainder of these Bylaws or of the article, section or other subdivision thereof in which such provision appears.

ARTICLE XI

Amendments

These Bylaws may be amended at any time by a majority vote of the Board of Directors or by the shareholders.

_______________________________________________________________________________

The undersigned, being the Secretary of the Corporation, hereby certifies that these Bylaws are the Bylaws of First Mutual Bancshares, Inc. adopted by resolution of the Board of Directors on June 21, 2006.

DATED this 21st day of June, 2006.

Janine M. Berryman
Corporate Secretary